VegTechTM Food Innovation & Climate ETF

(EATV)
Listed on Cboe BZX Exchange, Inc.

Supplement dated April 23, 2025 to the Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2025

VegTech™ LLC (the “Adviser”), the investment adviser to the VegTech™ Food Innovation & Climate ETF (the “Fund”), has recommended, and the Board of Trustees of Advisors Series Trust has approved, a plan of liquidation and the termination of the Fund immediately after the close of business on May 7, 2025 (the “Liquidation Date”). Shares of the Fund are listed on Cboe BZX Exchange, Inc.

The Adviser concluded that the Fund is not economically viable at the current asset level.

Effective on or about April 25, 2025, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Distributions made to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

Please call 1-800-617-0004 or your financial advisor if you have questions or need assistance.

Please retain this supplement with your Prospectus and SAI for future reference.